Dreyfus

Massachusetts Tax Exempt Bond Fund

SEMIANNUAL REPORT November 30, 1999

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured  * Not Bank-Guaranteed  * May Lose Value

Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by Dreyfus and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. Dreyfus has taken steps designed to avoid year 2000-related problems in its systems and to monitor the readiness of other service providers. In addition, issuers of securities in which the fund invests may be adversely affected by year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            10   Statement of Assets and Liabilities

                           11 Statement of Operations

                            12   Statement of Changes in Net Assets

                             13 Financial Highlights

                            14   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                   Back Cover

                                                                        The Fund

                                                          Dreyfus Massachusetts

                                                           Tax Exempt Bond Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Massachusetts Tax Exempt Bond Fund, covering the six-month period from June 1, 1999 through November 30, 1999. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Joseph Darcy.

When the reporting period began, evidence had emerged that the U.S. economy was growing strongly in an environment characterized by high levels of consumer spending and low levels of unemployment. Concerns that inflationary pressures might re-emerge caused the Federal Reserve Board to raise short-term interest rates three times during the summer and fall of 1999. Higher interest rates led to some erosion of municipal bond prices, especially toward the end of the reporting period.

Municipal bonds were also adversely affected by supply-and-demand considerations. Recently, however, these technical influences have caused the yields of tax-exempt bonds to rise to very attractive levels compared to the after-tax yields of taxable bonds of comparable maturity and credit quality. This is especially true for investors in the higher federal income tax brackets

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus Massachusetts Tax Exempt Bond Fund.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

December 15, 1999




DISCUSSION OF FUND PERFORMANCE

Joseph Darcy, Portfolio Manager

How did Dreyfus Massachusetts Tax Exempt Bond Fund perform?

The fund achieved a -3.76% total return(1) over the six-month period ended November 30, 1999. In comparison, the Lipper Massachusetts Municipal Debt Funds Category Average, the Lipper category in which the fund is reported, achieved a -3.66% total return for the same period.(2)

We attribute the fund's negative return over the period to a declining municipal bond market and a rising interest-rate environment. The fund's very modest underperformance of the Lipper average was primarily the result of our security selection strategy, which was designed to help position the fund for the future by taking advantage of attractive values created by the market's decline.

What is the fund's investment approach?

The fund' s objective is to seek as high a level of federal and Massachusetts state tax-exempt income as is practical from a diversified portfolio of municipal bonds. To achieve this objective, we employ two primary strategies. First, we attempt to add value by evaluating interest-rate trends and supply-and-demand factors. Based on that assessment, we select the individual tax-exempt bonds that we believe are most likely to provide the highest returns with the least risk. We look at such criteria as the bond's yield, price, age, the creditworthiness of its issuer, and any provisions for early redemption

Second, we actively manage the portfolio's average duration in anticipation of temporary supply-and-demand changes. If we expect the supply of newly issued bonds to increase temporarily, we may reduce the portfolio's average duration to make cash available for the purchase of higher yielding securities. Conversely, if we expect demand for municipal bonds to surge at a time when we anticipate little issuance, The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

we may increase the portfolio's average duration to maintain current yields for as long as practical. At other times, we try to maintain a "neutral" average duration of about seven years, which is consistent with our benchmark index.

What other factors influenced the portfolio's performance?

The portfolio was adversely affected by rising interest rates and a fall-off in demand from institutional investors over the past six months that created generally reduced liquidity in the municipal market.

When the reporting period began on June 1, 1999, investors had become concerned that stronger than expected economic growth, low unemployment and rising commodity prices might rekindle long-dormant inflationary pressures. In fact, in an attempt to forestall a potential reacceleration of inflation, the Federal Reserve Board raised short-term interest rates three times during the summer and fall of 1999, causing most bond prices to fall.

Municipal bond prices fell substantially for this reason, and also because of differing supply-and-demand influences. For a variety of reasons, institutional investors such as insurance companies and hedge funds participated less in the tax-exempt market over the past year, which reduced overall demand and drove municipal bond prices down significantly. One result has been that demand for U.S. Treasury securities has remained strong from both domestic and foreign investors, while the supply has fallen because of the federal budget surplus. As a result, municipal bonds -- including those from Massachusetts issuers -- are currently offering tax-exempt yields that compare very favorably with the taxable yields on U.S. Treasury securities, after adjusting for taxes. Of course, this yield increase comes at the cost of having achieved a negative total return.

What is the portfolio's current strategy?

When the reporting period began on June 1, 1999, we had reduced the fund's average duration because of evidence that U.S. and international economic growth
was    stronger    than    many    analysts    expected.    A

shorter duration posture was designed to mitigate the portfolio's sensitivity to the eroding effects of higher interest rates. A lower average duration also put the fund in a good position to capture higher yields as they became available

To achieve a lower duration, we sold some of our longer maturity bonds that were priced at a discount to face value. We reinvested the proceeds of those sales in tax-exempt money market instruments as well as higher yielding, intermediate-term bonds.

More recently, we have begun to increase the fund' s average duration by redeploying some of our cash reserves to longer term municipal bonds. We made this change because we believe that the bulk of the recent market declines may be behind us, giving us the opportunity to lock in prevailing high yields. We have found particularly attractive yield opportunities in current-coupon bonds from Massachusetts issuers, for which investor demand and market liquidity tend to be greatest. We have also found attractive total return opportunities in some discounted bonds that, in our view, were punished more severely than circumstances warrant, and we believe they have the potential to recover strongly when investors recognize their perceived value. Of course, there can be no guarantee when the municipal market might recover, or how the fund might perform in the future. Finally, we have continued to carefully and independently evaluate the creditworthiness of issuers in order to help ensure the high credit quality of the portfolio.

December 15, 1999

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-MASSACHUSETTS RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2)  SOURCE: LIPPER ANALYTICAL SERVICES, INC.

                                                                        The Fund

STATEMENT OF INVESTMENTS

November 30, 1999 (Unaudited)

                                                                                              Principal

LONG-TERM MUNICIPAL INVESTMENTS--96.8%                                                       Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MASSACHUSETTS--93.4%

Barnstable 4.75%, 3/15/2017                                                                   2,645,000                2,337,519

Boston Water and Sewer Commission, Revenue

   5%, 11/1/2028 (Insured; FGIC)                                                              2,500,000                2,145,225

Boston--Mount Pleasant Housing Development Corp., MFHR

   6.75%, 8/1/2023 (Insured; FHA)                                                             1,590,000                1,652,169

Haverhill 5%, 6/15/2017 (Insured; FGIC)                                                       1,500,000                1,365,105

Lynn 5%, 2/15/2017 (Insured; MBIA)                                                            2,360,000                2,149,984

Mansfield, Municipal Purpose Loan
   5.125%, 8/15/2017 (Insured; FGIC)                                                          1,685,000                1,559,299

Massachusetts College Building Authority, Project Revenue:

   Zero Coupon, 5/1/2026 (Insured; MBIA)                                                      8,510,000                1,704,468

   Zero Coupon, 5/1/2027 (Insured; MBIA)                                                      1,510,000                  284,348

   Zero Coupon, 5/1/2028 (Insured; MBIA)                                                     11,790,000                2,083,293

Massachusetts Bay Transportation Authority,
   General Transportation System:

      6.20%, 3/1/2016                                                                         4,225,000                4,471,867

      4.50%, 3/1/2026 (Insured; MBIA)                                                         2,500,000                1,972,625

Massachusetts Development Finance Agency, Revenue:

   (Boston University) 5.45%, 5/15/2059                                                       2,500,000                2,131,675

   (Regis College) 5.25%, 10/1/2018                                                           1,240,000                1,094,362

Massachusetts Education Loan Authority,
   Education Loan Revenue

   8%, 6/1/2002 (LOC; Rabobank Nederland)
   (Prerefunded 12/1/1999)                                                                      385,000  (a)             385,042

Massachusetts Educational Financing Authority,
   Education Loan Revenue

   5.125%, 12/1/2014 (Insured; MBIA)                                                          3,000,000                2,796,360

Massachusetts Federal Highway Grant 5.125%, 6/15/2015                                         2,500,000                2,356,950

Massachusetts Health and
   Educational Facilities Authority, Revenue:

      (Baystate Medical Center) 6%, 7/1/2015 (Insured; FGIC)                                  1,140,000                1,150,944

      (Brandeis University) 4.75%, 10/1/2028 (Insured; MBIA)                                  2,500,000                2,046,100

      (Daughters of Charity) 6.10%, 7/1/2014                                                  1,100,000                1,169,058

      (Massachusetts General Hospital):

         6.25%, 7/1/2020 (Insured; AMBAC)
            (Prerefunded; 7/1/2003)                                                           3,500,000  (a)           3,754,835

         6%, 7/1/2015 (Insured; AMBAC)                                                        2,000,000                2,064,380

      (Massachusetts Institute of Technology) 5.20%, 1/1/2028                                 5,000,000                4,506,600

      (Mclean Hospital) 6.50%, 7/1/2010 (Insured; FGIC)
         (Prerefunded; 7/1/2002)                                                              1,000,000  (a)           1,068,250

      (Medical Academic & Scientific) 6.625%, 1/1/2015                                        3,000,000                3,053,970

      (Milton Hospital) 7%, 7/1/2016 (Insured; MBIA)                                          1,000,000                1,033,430



                                                                                              Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MASSACHUSETTS (CONTINUED)

Massachusetts Health and
  Educational Facilities Authority, Revenue (continued):

      (Mount Auburn Hospital) 6.30%, 8/15/2024 (Insured; MBIA)                                5,000,000                5,060,650

      (New England Medical Center Hospitals)
         6.50%, 7/1/2012 (Insured; FGIC)                                                      2,000,000                2,113,280

      (Newton--Wellesley Hospital)
         5.875%, 7/1/2015 (Insured; MBIA)                                                     2,000,000                2,009,580

      (Sisters Providence Health System) 6.625%, 11/15/2022                                   3,510,000                3,786,237

Massachusetts Housing Finance Agency, Revenue:

  Housing Projects:

      6.30%, 10/1/2013 (Insured; AMBAC)                                                       1,000,000                1,034,600

      6.375%, 4/1/2021                                                                        4,300,000                4,368,327

   Multi-Family Residential Housing 9.60%, 8/1/2022
      (Prerefunded; 2/1/2000)                                                                 1,705,000  (a)           1,720,584

   Rental Housing:

      6.65%, 7/1/2019 (Insured; AMBAC)                                                        2,385,000                2,469,477

      6.50%, 7/1/2025 (Insured; AMBAC)                                                        1,500,000                1,545,990

      6.45%, 1/1/2036 (Insured; AMBAC)                                                        2,135,000                2,200,587

      6%, 7/1/2037 (Insured; AMBAC)                                                           2,650,000                2,584,254

   Single-Family Housing 6.35%, 6/1/2017                                                      2,675,000                2,729,276

Massachusetts Industrial Finance Agency, Revenue:

  (Babson College):

      5.375%, 10/1/2017                                                                       2,125,000                1,992,740

      5.25%, 10/1/2027                                                                        3,200,000                2,814,720

   Electrical Utility (Nantucket Electric Co.) 8.50%, 3/1/2016                                2,820,000                2,947,859

   (Holy Cross College):

      6%, 11/1/2002                                                                             400,000                  417,172

      6.375%, 11/1/2015 (Prerefunded; 11/1/2002)                                              2,000,000  (a)           2,141,400

   (Merrimack College) 5%, 7/1/2017 (Insured; MBIA)                                           1,000,000                  909,910

   (Ogden Haverhill Project) 5.60%, 12/1/2019                                                 1,000,000                  879,750

   Parking Facility (Avon Associates LLC)
      5.375%, 4/1/2020 (Insured; MBIA)                                                        3,000,000                2,823,060

   (Worcester Polytechnic Institute)
      5.125%, 9/1/2017 (Insured; MBIA)                                                        1,000,000                  921,120

Massachusetts Municipal Wholesale Electric Company,

  Power Supply System Revenue:

      6.40%, 7/1/2002                                                                           400,000                  415,244

      6.125%, 7/1/2019 (Insured; MBIA)                                                        1,000,000                1,011,060

Massachusetts Port Authority, Revenue:

   5%, 7/1/2023                                                                               1,315,000                1,149,363

   Special Facilities (US Air Project)
      5.75%, 9/1/2016 (Insured; MBIA)                                                         5,000,000                4,943,900

   Special Project (Harborside Hyatt) 10%, 3/1/2026                                           8,000,000                8,489,600

                                                                                                     The Fund

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MASSACHUSETTS (CONTINUED)

Massachusetts Turnpike Authority,
  Metropolitan Highway System Revenue:

      5.25%, 1/1/2017 (Insured; MBIA)                                                         6,215,000                5,856,830

      5%, 1/1/2039 (Insured; AMBAC)                                                           2,500,000                2,087,300

Massachusetts Water Pollution Abatement Trust:

   (Pool Loan Program) 5.625%, 2/1/2017                                                       5,000,000                4,945,350

   Water Pollution Abatement Revenue

      4.75%, 2/1/2021 (Insured; FGIC)                                                         1,945,000                1,640,121

Massachusetts Water Resources Authority
   4.50%, 8/1/2022 (Insured; FSA)                                                             2,500,000                2,018,575

North Attleborough 5.25%, 3/1/2017 (Insured; AMBAC)                                           1,680,000                1,582,560

Northampton (School Project Loan Act of 1948)
   5.75%, 5/15/2016 (Insured; MBIA)                                                           1,520,000                1,525,502

South Essex Sewerage District

   5.25%, 6/15/2018 (Insured; MBIA)                                                           2,720,000                2,538,168

Southbridge 6.375%, 1/1/2012 (Insured; AMBAC)                                                 1,000,000                1,050,000

U.S. RELATED--3.4%

Guam Airport Authority, Revenue 6.70%, 10/1/2023                                              3,000,000                3,121,830

Virgin Islands Water and Power Authority,
  Electric System Revenue

   7.40%, 7/1/2011 (Prerefunded 7/1/2001)                                                     1,690,000  (a)           1,786,277

TOTAL LONG-TERM INVESTMENTS (cost $143,770,733)                                                                      141,970,111

SHORT-TERM MUNICIPAL INVESTMENTS--1.3%
------------------------------------------------------------------------------------------------------------------------------------

MASSACHUSETTS--.5%

Massachusetts Health and
  Educational Facilities Authority, Revenue

   VRDN (Capital Asset Program) 3.75%, (Insured; MBIA)                                          700,000  (b)             700,000

U.S. RELATED-.8%

Puerto Rico Highway and Transportation Authority,
  Transportation Revenue

   VRDN 3.65% (Insured; AMBAC)                                                                1,200,000  (b)           1,200,000

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS (cost $1,900,000)                                                               1,900,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $145,670,733)                                                             98.1%              143,870,111

CASH AND RECEIVABLES (NET)                                                                         1.9%                2,791,133

NET ASSETS                                                                                       100.0%              146,661,244



Summary of Abbreviations

AMBAC                     American Municipal Bond
                              Assurance Corporation

FGIC                      Financial Guaranty
                                Insurance Company

FHA                       Federal Housing Administration

FSA                       Financial Security Assurance

LOC                       Letter of Credit

MBIA                      Municipal Bond Investors
                               Assurance Insurance
                             Corporation

MFHR                      Multi-Family Housing Revenue

VRDN                      Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              62.8

AA                               Aa                              AA                                               11.7

A                                A                               A                                                 9.1

BBB                              Baa                             BBB                                               7.2

F1                               MIGI/PI                         SP1/A1                                            1.3

Not Rated(c)                     Not Rated(c)                    Not Rated(c)                                      7.9


                                                                                                                 100.0

(A) BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND INTEREST ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE EARLIEST REFUNDING DATE.

(B) SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE--SUBJECT TO PERIODOC CHANGE.

(C) SECURITES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE RATED SECURITIES IN WHICH THE FUND MAY INVEST.

(D) AT NOVEMBER 30, 1999, 28.90% OF THE FUND'S NET ASSETS ARE INSURED BY MBIA.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                        The Fund

                                                                        The Fund

STATEMENT OF ASSETS AND LIABILITIES

November 30, 1999 (Unaudited)

                                                              Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           145,670,733   143,870,111

Cash                                                                    258,264

Interest receivable                                                   2,625,149

Prepaid expenses                                                         10,969

                                                                     146,764,493
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            84,100

Payable for shares of Beneficial Interest redeemed                        1,668

Accrued expenses                                                         17,481

                                                                         103,249
-------------------------------------------------------------------------------

NET ASSETS ($)                                                      146,661,244
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     148,843,852

Accumulated net realized gain (loss) on investments                   (381,986)

Accumulated net unrealized appreciation (depreciation)
  on investments--Note 4                                            (1,800,622)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      146,661,244
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.01 par value shares of Beneficial Interest authorized)
                                                                       9,353,530

NET ASSET VALUE, offering and redemption price per share--Note 3(d) ($)   15.68

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended November 30, 1999 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      4,575,013

EXPENSES:

Management fee--Note 3(a)                                              462,208

Shareholder servicing costs--Note 3(b)                                 120,499

Professional fees                                                       32,200

Trustees' fees and expenses--Note 3(c)                                  11,775

Prospectus and shareholders' reports                                     8,165

Custodian fees                                                           7,879

Registration fees                                                        5,749

Loan commitment fees--Note 2                                               977

Miscellaneous                                                            5,802

TOTAL EXPENSES                                                         655,254

INVESTMENT INCOME--NET                                               3,919,759
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                              (712,907)

Net unrealized appreciation (depreciation) on investments          (9,285,259)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (9,998,166)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             (6,078,407)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                        The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended

                                        November 30, 1999          Year Ended

                                              (Unaudited)        May 31, 1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          3,919,759            7,841,732

Net realized gain (loss) on investments         (712,907)              886,268

Net unrealized appreciation (depreciation)
   on investments                             (9,285,259)           (2,603,874)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  (6,078,407)            6,124,126
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                        (3,984,795)          (7,819,249)

Net realized gain on investments                     --            (1,105,107)

TOTAL DIVIDENDS                               (3,984,795)          (8,924,356)
-------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                  19,674,504          32,759,644

Dividends reinvested                            2,926,744           6,642,484

Cost of shares redeemed                      (26,458,836)         (36,238,109)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS           (3,857,588)           3,164,019

TOTAL INCREASE (DECREASE) IN NET ASSETS      (13,920,790)             363,789
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           160,582,034          160,218,245

END OF PERIOD                                 146,661,244          160,582,034

Undistributed investment income--net                 --                 65,036
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     1,225,417            1,917,574

Shares issued for dividends reinvested            183,149              389,221

Shares redeemed                               (1,654,262)          (2,127,071)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   (245,696)              179,724

SEE NOTES TO FINANCIAL STATEMENTS.



FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated.
Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                          Six Months Ended

                                         November 30, 1999                                       Year Ended May 31,
                                                                   -----------------------------------------------------------------

                                                (Unaudited)        1999          1998          1997           1996         1995
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning
   of period                                         16.73        17.01         16.31         15.86          16.25         16.03

Investment Operations:

Investment income--net                                 .42          .82           .83           .85            .88           .91

Net realized and unrealized gain
   (loss) on investments                             (1.05)        (.17)          .70           .45           (.39)          .22

Total from Investment Operations                      (.63)         .65          1.53          1.30            .49          1.13

Distributions:

Dividends from
   investment income--net                             (.42)        (.82)         (.83)         (.85)          (.88)         (.91)

Dividends from net
   realized gain on investments                         --         (.11)           --            --             --            --

Total Distributions                                   (.42)        (.93)         (.83)         (.85)          (.88)         (.91)

Net asset value, end of period                       15.68        16.73         17.01         16.31          15.86         16.25
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                     (7.50)(a)     3.87          9.52          8.37           3.06          7.39
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                  .85(a)       .82           .81           .79            .79           .80

Ratio of net investment income
   to average net assets                              5.09(a)      4.82          4.97          5.27           5.43          5.77

Portfolio Turnover Rate                               7.33(b)     19.47         28.53         38.29          60.67         38.34
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                      146,661     160,582       160,218       151,379        151,722       160,750

A  ANNUALIZED.

B  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Massachusetts Tax Exempt Bond Fund ("the fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income exempt from Federal and Massachusetts income taxes as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Premier Mutual Fund Services, Inc. is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue dis counts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings of $5,805 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

at the time of borrowings. During the period ended November 30, 1999, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions with Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund's average daily net assets and is payable monthly.

(B) Under the Shareholder Services Plan, the fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended November 30, 1999, the fund was charged $73,480 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended November 30, 1999, the fund was charged $31,281 pursuant to the transfer agency agreement.

(C) Each trustee who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $1,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

(D) A 1% redemption fee is charged and retained by the fund on shares redeemed within fifteen days following the date of issuance, including redemptions made through the use of the fund' s Exchange previlige. During the period ended November 30, 1999, redemption fees retained by the fund amounted to $23.


NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended November 30, 1999, amounted to $10,896,210 and $17,378,948, respectively.

At November 30, 1999, accumulated net unrealized depreciation on investments was $1,800,622, consisting of $3,322,345 gross unrealized appreciation and $5,122,967 gross unrealized depreciation.

At November 30, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                                        The Fund

                                                           For More Information

                        Dreyfus Massachusetts Tax Exempt Bond Fund

                        200 Park Avenue

                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

                        Custodian

                        The Bank of New York

                        100 Church Street

                        New York, NY 10286

                        Transfer Agent &

                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.

                        P.O. Box 9671

                        Providence, RI 02940

                        Distributor

                       Premier Mutual Fund Services, Inc.

                        60 State Street

                        Boston, MA 02109

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2000 Dreyfus Service Corporation                                  267SA9911